How the Top Flight Fund approaches the US Equities Market

The same way that John Hunt's 1953 British expedition approached the world's tallest mountain: by understanding risks, and planning with them foremost in mind; by assembling the most technologically advanced equipment and an experienced, talented team; by preparing for, and protecting against the worst of conditions; by being flexible enough to account for the ever-changing variables of weather and ice; and by focusing on the execution of each short-term climb as part of the greater expedition— most of all, by believing Everest was waiting to be climbed.

Top Flight Fund Benefits:

The Top Flight Fund is an open-end, no-load mutual fund.  Performance is net of all fund expenses.  The principal value and investment returns of the Fund will fluctuate so that shares when redeemed may be worth more or less than the original cost.  Current performance may be lower or higher than the performance data quoted.  Data shown reflects past performance. Past performance cannot guarantee future results.  An investor should consider the investment objectives, risks, and charges and expenses of the investment carefully before investing; the Prospectus contains this and other information about the Top Flight Fund.  To obtain more current performance information and a prospectus for the Top Flight Fund, call 801-785-8848.

© 2004 – The Rock Canyon Advisory Group, Inc. All rights reserved.

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© 2004 – The Rock Canyon Advisory Group, Inc. All rights reserved.

Performance as of January 31, 2005

Fund Inception 12-31-2002	Top Flight Fund	S&P 500 Index*
1 Year through 1-31-2005	7.71%	6.22%
2003 Return	52.84%	28.54%
2004 Return	13.00%	10.88%
Annualized Since Inception	26.01%	17.14%

The Fund Fact Sheet contains additional details.

The performance data represents past performance. Past Performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Investors should consider the investment objectives, risks, and charges and expenses of the investment carefully before investing; the Prospectus contains this and other information about the Top Flight Fund.

* The S&P 500 Index is an unmanaged, size-weighted index comprised of 500 stocks selected for market capitalization, liquidity, and industry group representation. The S&P 500 is used for comparative purposes. The Top Flight Fund is not designed to track the S&P 500 index and its performance will differ from the benchmark.

© 2004 – The Rock Canyon Advisory Group, Inc. All rights reserved.

According to a study by the New York-based Institute for Private Investors, the wealthiest investors….allocated 41% of their investments in alternative assets such as hedge funds. That's up from 27% in 1999 and contrasts with a drop in equity holdings to 35% from 53% over the same time. Barron's, Sunday Oct. 17, 2004

“The arrival of new information to a competitive market can be likened to the arrival of a lamb chop to a school of flesh-eating piranha, where investors are—plausibly enough—the piranha. The instant the lamb chop hits the water, there is turmoil as the fish devour the meat. Very soon the meat is gone, leaving only the worthless bone behind, and the water returns to normal…No amount of gnawing on the bone will yield any more meat, and no further study of old information will yield any more valuable intelligence.”

Robert Higgins, Analysis for Financial Management (3 rd edition, 1992) (footnote)

Investment Philosophy

Financial information about public companies is more pervasive and accessible today than at any time in history. We believe the uniformity of information possessed by most institutional managers makes it extremely difficult for active managers with a traditional time horizaon to consistently outperform an appropriate benchmark via stock picking.

Instead, we believe consistent excess return may be realized through superior, quantitative analysis of public companies—an advantage best exploited over the short term (less than three months), where tax considerations generate less competition and the market is not as efficient. Within this shorter time frame, we believe it is possible to discover emerging trends in investor behavior and thus exploit the "herd mentality" of institutional managers and individual investors to predict the kinds of stocks (a particular investment style, i.e. large cap stocks, value stocks, etc.) that will outperform, and the kinds of stocks that will underperform.

We believe trends in investment style are among the most observable and durable in the marketplace. The investment community, however, is generally not focused on observing trends in investor behavior, and is generally focused on a longer time horizon. While traditional style managers focus on predicting changes in a company's financial health, we observe changes in real time, then anticipate and exploit the reaction of investors to these changes in the short run. The result is an opportunity to generate consistent excess return in all market environments.

© 2004 – The Rock Canyon Advisory Group, Inc. All rights reserved.

“After 30 years of study, I remain as convinced as ever that the primary driver of stock prices is crowd psychology in motion. Without the study of crowd psychology in the stock market and even in the economy, one cannot really understand fully the dynamics of what is going on.” Ned Davis

Investment Strategy

The Fund utilizes a proprietary investment strategy it calls short-term style rotation. The Fund's investments are chosen from among a universe of approximately 3000-3500 common stock issues we believe to be liquid enough to provide return potential in excess of trading cost over a short-term horizon. Daily, financial data points are compiled on all the companies in the universe. A number of 'style factors' are considered to be potentially significant to a stock's relative investment performance over a 15-week horizon. This list of style factors varies; currently it stands at about 80 factors.

Factors include a number of both proprietary and widely used factors including: valuation measures (earnings yield, dividend yield, cash flow yield, earnings growth to earnings yield, book value yield, etc.); technical factors (price momentum over a number of time horizons, pervasive short selling, etc.); profitability measures (return on equity, return on assets, operating margin, margin to sales yield, etc.); expectations (earning estimates, changes in consensus estimates, estimate revision breadth, etc.); and company characteristics (market capitalization, market sector, stated repurchases, R&D yield, etc.).

The influence of each factor on the performance of individual stocks is measured daily. Factors showing emerging or pervasive influence on performance are used to construct a multi-factor model. This model gives a linear rank to the entire universe of stocks considered liquid enough for short-term investment. The top-ranked stocks are considered to be the most favorable long position candidates, while the bottom-ranked stocks are considered to be the most favorable short position candidates.

Position sizes are determined primarily by liquidity. The Fund usually holds 100 to 150 stokcs, and positions are rarely larger than 2.5%. Because the Fund's holding period averages three to four weeks, rebalancing is generally unnecessary. Depending on the style readings of the model, the Fund may be from 0% to 40% short, resulting in a net long position of between 20% and 100%. Allocation is purely bottom-up and based on model readings, and may result in heavy exposure to industries and sectors recommended by the model. Heavy exposure to the investment style recommended by the model should generally be expected.

© 2004 – The Rock Canyon Advisory Group, Inc. All rights reserved.

Investment Platforms

The Top Flight Fund (TOPFX) is available via the following platforms (please click on link below to be forwarded to the appropriate service):

Shareholder Account Application : Become a shareholder in the Top Flight Fund.

IRA Application : Open a new IRA account with the Top Flight Fund.

IRA Transfer / Direct Rollover Request Form : Transfer funds from an existing retirement account, such as an IRA or a 401(k) account, to the Top Flight Fund.

Prospectus: Read the Top Flight Fund (TOPFX) Prospectus

The Top Flight Fund
Phone: (800) 869-1679
Fax: (801) 785-6298
1384 W State Road
Pleasant Grove, UT 84062

To receive information by e-mail please click here.

© 2004 – The Rock Canyon Advisory Group, Inc. All rights reserved.